-------------------------------------------------------------------------------
                                 SMITH BARNEY
                               AGGRESSIVE GROWTH
                                   FUND INC.
-------------------------------------------------------------------------------



             CLASSIC SERIES  |  ANNUAL REPORT  |  AUGUST 31, 2000


                       [SMITH BARNEY MUTUAL FUNDS LOGO]
                Your Serious Money Professionally Managed.(TM)


            -------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
            -------------------------------------------------------

[PHOTO OF RICHIE FREEMAN]

RICHIE FREEMAN
PORTFOLIO MANAGER

[LOGO OF CLASSIC SERIES]

Annual Report . August 31, 2000

SMITH BARNEY
AGGRESSIVE GROWTH FUND


RICHIE FREEMAN

Richie Freeman has more than 25 years of securities business experience and has been managing the Fund since its inception in 1983.

Education: BS from Brooklyn College, MBA from New York University

FUND OBJECTIVE

The Fund seeks capital appreciation by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500 Index.

FUND FACTS

FUND INCEPTION
October 24, 1983

MANAGER TENURE
17 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
25 Years

             CLASS A    CLASS B     CLASS L
--------------------------------------------
NASDAQ        SHRAX      SAGBX       SAGCX
--------------------------------------------
INCEPTION    10/24/83   11/6/92     5/13/93
--------------------------------------------


Average Annual Total Returns as of August 31, 2000

                                    Without Sales Charges(1)

                            Class A         Class B          Class L
----------------------------------------------------------------------
One-Year                     64.91%          63.58%           63.62%
----------------------------------------------------------------------
Five-Year                    31.60           30.55            30.60
----------------------------------------------------------------------
Ten-Year                     25.22             N/A              N/A
----------------------------------------------------------------------
Since Inception+             19.36           26.77            28.43
----------------------------------------------------------------------


                                     With Sales Charges(2)

                            Class A         Class B          Class L
----------------------------------------------------------------------
One-Year                     56.68%          58.58%           60.97%
----------------------------------------------------------------------
Five-Year                    30.26           30.48            30.34
----------------------------------------------------------------------
Ten-Year                     24.58             N/A              N/A
----------------------------------------------------------------------
Since Inception+             19.00           26.77            28.25
----------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. All classes of shares are not available through all investment professionals. You should contact your investment professional for further information.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are October 24, 1983, November 6, 1992 and May 13, 1993, respectively.


What's Inside

Your Investment in the Smith Barney
 Aggressive Growth Fund Inc. . . . . . . . . . . . . . . . . . . . . . . . . 1

A Message from the Chairman  . . . . . . . . . . . . . . . . . . . . . . . . 2

Fund at a Glance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Letter from the Portfolio Manager  . . . . . . . . . . . . . . . . . . . . . 4

Historical Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

Growth of $10,000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

Schedule of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . 13

Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . . . 16

Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . 17

Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . . 18

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 19

Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . 26

Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27


                       [SMITH BARNEY MUTUAL FUNDS LOGO]
                Your Serious Money, Professionally Managed(SM)

 ----------------------------------------------------------------------------
 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
 ----------------------------------------------------------------------------

----------------------------------------------------------
YOUR INVESTMENT IN THE SMITH BARNEY AGGRESSIVE GROWTH FUND
----------------------------------------------------------

For nearly 17 years, the Smith Barney Aggressive Growth Fund has delivered overall long-term growth by carefully scanning the investment landscape to find innovative companies in dynamic industries. Seasoned portfolio manager Richie Freeman looks for companies that exhibit three significant features:


 . Potential for Significant Growth

  Richie seeks out dynamic businesses with the capability for extraordinary growth. Many are currently found in expanding industries such as biotechnology and telecommunications.

 . Dedicated and Effective Management

  Richie looks to invest in those companies where managers have an ownership stake. In his view, a personal equity stake is an added motivation for management to do better.

 . Unrecognized Values

  Richie's research approach is broad enough to include companies that may not be widely followed by Wall Street analysts. And while no guarantees can be given, Richie thinks this lack of coverage often creates pricing inefficiencies.

 . A Distinguished History of Managing Your Serious Money

  Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Fund Management LLC ("SSB Citi") unites the distinguished history of Smith Barney & Co. with the global reach of its parent, Citigroup.

  At SSB Citi, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.



 1  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

---------------------------
A MESSAGE FROM THE CHAIRMAN
---------------------------

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Fund Management LLC ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives. Through the course of the year, we have announced plans to rebrand and merge our CitiFunds and Concert offerings to bring these funds under one recognized fund family brand -- Smith Barney Mutual Funds.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $399 billion in assets under management,* SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.


[PHOTO OF HEATH B. MCLENDON]
CHAIRMAN


For those of you who are new shareholders, I would like to extend a warm welcome to you on behalf of everyone at SSB Citi. The Smith Barney Aggressive Growth Fund seeks capital appreciation by investing in companies that the manager believes are growing or will grow their earnings at a faster rate than companies included in the Standard & Poor's 500 Index. Portfolio manager Richie Freeman maintains a diversified portfolio of small-, medium- and large-sized companies he believes are best positioned to benefit over time from new products or services, technological developments or changes in management.

Richie utilizes a buy and hold strategy -- that is, he buys what he thinks are high-quality companies and typically holds onto them, rather than looking for a quick profit. The objective of his investment strategy is to identify fairly priced companies with the potential for sustainable growth of capital and hold them for the long term. This strategy rests on the belief that the best way to build wealth is to own companies that will appreciate in value. An investment in the Smith Barney Aggressive Growth Fund provides you with an opportunity to invest in fast-moving, yet wisely managed companies, in our view a necessary part of a well-balanced portfolio.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

September 20, 2000

----------
* As of August 31, 2000. Please note this figure represents retail, institutional money and separate accounts.



 2  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

----------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc. at a Glance (unaudited)
----------------------------------------------------------------

Top Ten Holdings+*

 1. Tyco International Ltd. ...............................  6.6%

 2. Lehman Brothers Holdings Inc. .........................  5.7

 3. Intel Corp. ...........................................  5.7

 4. IDEC Pharmaceuticals Corp. ............................  5.2

 5. Chiron Corp. ..........................................  4.9

 6. Forest Laboratories, Inc. .............................  4.5

 7. UnitedHealth Group Inc. ...............................  4.4

 8. Comcast Corp., Class A Special Shares .................  4.3

 9. Amgen Inc. ............................................  4.2

10. America Online, Inc. ..................................  4.1


Industry Diversification of Common Stock+*

   18.4%        Biotechnology

   11.0%        Broadcasting/Cable

   11.3%        Communications

    4.8%        Computer Software/Internet

    9.4%        Investment Banking Services

    4.4%        Managed Healthcare Providers

    6.6%        Multi-Industry

    3.9%        Oil Field Equipment/Services

    12.8%       Pharmaceuticals

    10.1%       Semiconductors

     7.3%       Other


Investment Breadown++*

[PIE CHART]

5.8% Repurchase Agreement

94.2% Common  Stock and Warrants

+   As a percentage of total common stock.

++  As a percentage of total investments.

* All information is as of August 31, 2000. Please note that Portfolio holdings are subject to change.



 3  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Aggressive Growth Fund Inc. ("Fund") for the year ended August 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Please refer to pages 13 through 15 for a complete list and percentage breakdown of the Fund's holdings. Further, there is no assurance that certain securities will remain in or out of the Fund. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the year ended August 31, 2000, the Fund's Class A shares, without and with sales charges, returned 64.91% and 56.68%, respectively. During the period under review, the Russell 2500 Growth Index/1/ and the Value Line Composite Index-Geometric/2/ returned 56.13% and 0.54%, respectively.

We were particularly pleased with the Fund's fiscal 2000 performance in that it followed the strongest performance year in the Fund's history (fiscal 1999).

We are also proud to report that the Fund's Class A shares received a 5-star Morningstar Overall Rating(TM)/3/ among 3,839 domestic equity funds as of August 31, 2000. But remember past performance is not indicative of future results.

                    RICHIE FREEMAN PURSUES A BUY AND HOLD
                   STRATEGY THAT POSSIBLY ALLOWS THE FUND'S
                  INVESTMENTS TO GROW AND FLOURISH OVER TIME.

Market Overview

Continuing the pattern seen early in 2000, market volatility increased dramatically during the second half of the Fund's fiscal year. In fact, one can break down the stock market's performance so far this calendar year through August 31, 2000 into three separate periods: a strong first quarter, followed by one of the sharpest declines in the Nasdaq Composite Index/4/ on record of over 40% followed by a recovery that began toward the end of May. In our view, the catalyst for the severe weakness in the second quarter of 2000 were the fears of higher interest rates engendered by the Federal Reserve Board ("Fed") which grew increasingly concerned about the high valuation level of the stock market and its impact on consumer spending.

__________
1 The Russell 2500 Growth Index is a broad-based unmanaged index which measures the performance of those 2,500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock divided by its net asset value.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

2 The Value Line Composite Index-Geometric is composed of 1,700 stocks traded by the Value Line Investment Survey. Please note that an investor cannot invest directly in an index.

3 Morningstar proprietary ratings reflect historical risk-adjusted performance as of August 31, 2000. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund's Class A shares received 5 stars for the three- , five-, and 10-year periods ended August 31, 2000, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Class A shares of the Fund were rated among 3,839, 2,375 and 792 for domestic equity funds for the three-, five-, and 10-year periods respectively. Ratings are for the Class A share class only; other classes may vary. Classes less than three years old will not be rated.

4 The Nasdaq Composite Index is a market value-weighted index which measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.



 4  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Coming into 2000, valuations on many emerging growth stocks, particularly technology companies that had yet to achieve profitability, were quite high by historical measures, yet many investors continued to purchase such shares using margin. (Margin is a form of credit whereby an investor borrows money using his current stockholdings as a form of collateral.) When the stock market began to decline in March, a pattern of margin calls developed, which began to feed upon itself and led to more selling by leveraged investors.

                   DURING THE PERIOD, IT BECAME EVIDENT THAT
                    OWNING A "DOT COM" DID NOT NECESSARILY
                   LEAD DOWN A ROAD TO FINANCIAL NIRVANA IN
                               THE STOCK MARKET.

The sharp decline of the Nasdaq Composite Index during the spring combined with the series of interest rate hikes by the Fed, in our opinion, helped to contribute to a slowdown in the U.S. economy. In spite of the tight labor market and the rising price of oil, inflation statistics have remained remarkably benign, aided by a sharp increase in productivity. The major investment in technology undertaken by U.S. corporations during the prior decade has, in our view, been a major factor in this productivity gain. We believe the Fed has accomplished its goal of slowing economic growth and may be done raising interest rates for the balance of the year.

Investment Strategy

The Fund seeks capital appreciation through investing primarily in common stocks of companies that we believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500 Index ("S&P 500")./5/

Since the Fund's inception in 1983, we continue to employ a stock-specific approach rather than choosing stocks based on forecasts of the strength of the economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Fund's portfolio. Nothing has changed our fundamental view that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which, in our view, is short-term trading) but rather for many years. We prefer to own companies where quality managements work to build dynamic, financially strong companies and who own meaningful equity stakes themselves.

We focus on micro-, small- and mid-cap companies with the potential to become large-cap companies. We like to see management with a big personal stake in the company, and we look for strong, predictable cash flows, little or no debt, and products that we believe will enable companies to become leaders in their respective fields.

We tend to let our winners ride. We sell a stock when the original premise for buying it has changed dramatically or we see a material degradation of a company's balance sheet. But even then we try to be prudent. In our view, acquisition cost is everything and that factor is arguably one of the most important determinations a portfolio manager can make.

__________
5 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note an investor cannot invest directly in an index.


 5  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Portfolio Update

Increased volatility became more prevalent in the market averages this year with 2% - 3% daily moves in either direction becoming commonplace, particularly in the Nasdaq Composite Index.

                  WHILE WE ARE NOT FANS OF VOLATILE MARKETS,
                      WE HAVE USED SUCH PERIODS OF MARKET
                 VOLATILITY TO CONTINUE BUILDING POSITIONS IN
                  WHAT WE DEEM TO BE WELL-RUN AND FINANCIALLY
                    SOUND COMPANIES WITH OUTSTANDING GROWTH
                         PROSPECTS IN THE YEARS AHEAD.

We have used uncertainty regarding Fed policy in the spring to add to positions in several financial services companies. We added to our stakes in financial services company Lehman Brothers Holdings, one of the Fund's largest positions, as well as Neuberger Berman, a noted asset management company. Both stocks were selling at low price-to-earnings ratios/6/ with the market apparently unwilling at the time to reward each company for its excellent positions in a consolidating industry.

Another area that we found to be very attractive from a risk and reward basis was the cable television industry. We significantly added to our positions in cable companies Comcast, Cablevision, and Liberty Media, three companies that have displayed strong growth in cash flows and possess attractive portfolios of assets. AT&T, a Fund holding for a number of years following its takeover of Telecommunications Inc., has been a disappointing stock this year. We have recently increased our position in the company believing that its growth businesses in cable, wireless and telephony over broadband are being masked by disappointing results in their old line businesses.

Our approach to adding to AT&T is similar to what we did with computer software company Lotus Development and Internet company Netscape years ago. Somehow, we think growth businesses eventually get monetized by either the stock market or by an outside company.

We further added to our holdings in diversified manufacturing company Tyco International and are pleased to report that the company was vindicated by the Securities and Exchange Commission ("SEC") following a review of its accounting policies. The company completed an initial public offering for their world-leading underwater fiber optic business, Tycom, and we purchased a sizeable position in the spin-off.


__________
6 The price-to-earnings ("P/E") ratio is the price of a stock divided by its earnings per share.



 6  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

During periodic weakness in biotechnology stocks, we added to certain holdings in the group such as Genzyme General, Chiron and Imclone Systems. Health care stocks remain the largest sector in the Fund and we continue to be impressed with the strides that many of our companies have made both in earnings and in the growth of their respective product pipelines, in our opinion the necessary preconditions for future growth.

                 WE CONTINUE TO BE IMPRESSED WITH THE STRIDES
                   THAT MANY HEALTH CARE COMPANIES HAVE MADE
                               IN RECENT YEARS.

Conclusion

We think the Fund's favorable performance during the period was driven by our stock selection methods. While we believe investing in potentially great concepts is a key aspect of our philosophy, we look to own companies with strong current earnings and/or the potential to achieve earnings and/or cash flow growth within a reasonably short period of time.

Since we maintain a low turnover rate7 in managing the Fund, it is imperative that we initially look to own companies with the potential to become involved in important business trends and not be caught up in shortsighted fads. The best example of the difference between a trend and a fad was cellular telephones in the 1980s versus CB radios in the 1970s. While both areas may have initially gained popularity with many investors, a portfolio comprised of industry fads tends to flame out quickly while those involved in important trends should perform better than the market averages over the long term, our preferred time frame.

Thank you for your investment in the Smith Barney Aggressive Growth Fund Inc. and your continued confidence in our investment strategy.

Sincerely,

/s/ Richard A. Freeman

Richard A. Freeman
Vice President and Investment Officer

September 20, 2000


__________
7 Turnover rate refers to how often a portfolio manager buys or sells securities. There is no guarantee that portfolio turnover will not increase in the future.



 7  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

                  Manager Richie Freeman, as featured in our
                    new advertising campaign, appearing in
           The Wall Street Journal, Barron's and The New York Times.

                                    [PHOTO]
                                                               RICHIE FREEMAN
                                                               PORTFOLIO MANAGER



      ONE QUARTER OF SOLID RESULTS MAKES YOU A STAR. 17 YEARS OF OVERALL

                                 SOLID RESULTS

                           MAKES YOU RICHIE FREEMAN.

In 1966, with the Dow Jones at 785, Richie Freeman's fascination with the market began. He was 13. Today, Richie manages roughly $3 billion in assets. His philosophy: anticipate relative strength, not just react to it. While other fund managers may be content holding stocks for short periods, Richie refuses to. In the last several years, he's averaged a mere 7% turnover rate.* His intuition and non-conformist ways have paid off. So, what makes Richie tick? The market.

To learn more about the Smith Barney Aggressive Growth Fund and Richie Freeman's investment philosophy, call us at 1-888-SERIOUS, ext. 1609 or visit www.smithbarney.com/mutualfunds for a free prospectus. The prospectus contains more complete information, including fees and expenses. Please read it carefully before you invest or send money.

                 Your Serious Money. Professionally Managed.(SM)  [LOGO OF
                                                                   SMITH BARNEY
                                                                   MUTUAL FUNDS]

       CALL 1-888-SERIOUS, EXT. 1609 OR VISIT WWW. SMITH BARNEY.COM/MUTUAL FUNDS

(C)2000 SALOMON SMITH BARNEY INC. MEMBER NASD, SIPC.
Your Serious Money. Professionally Managed(SM). is a service mark of Salomon Smith Barney Inc.
Dow Jones(R) is a registered trademark of Dow Jones L.P.

Historical Performance -- Class A Shares

                            Net Asset Value
                        -----------------------
                        Beginning         End        Income       Capital Gain       Total
Year Ended               of Year        of Year     Dividends     Distributions     Returns/(1)/
================================================================================================
 8/31/00                $ 67.73         $110.53       $0.00           $0.72           64.91%
------------------------------------------------------------------------------------------------
 8/31/99                  33.78           67.73        0.00            0.88          104.42
------------------------------------------------------------------------------------------------
 8/31/98                  41.80           33.78        0.00            1.96          (15.16)
------------------------------------------------------------------------------------------------
 8/31/97                  28.76           41.80        0.00            0.81           49.11
------------------------------------------------------------------------------------------------
 8/31/96                  33.53           28.76        0.00            2.37           (7.44)
------------------------------------------------------------------------------------------------
 8/31/95                  26.76           33.53        0.00            1.37           31.95
------------------------------------------------------------------------------------------------
 8/31/94                  23.59           26.76        0.00            0.00           13.44
------------------------------------------------------------------------------------------------
 8/31/93                  18.94           23.59        0.00            0.00           24.55
------------------------------------------------------------------------------------------------
 8/31/92                  20.12           18.94        0.00            0.76           (2.42)
------------------------------------------------------------------------------------------------
 8/31/91                  16.16           20.12        0.00            0.94           31.97
================================================================================================
    Total                                             $0.00           $9.81
================================================================================================

Historical Performance -- Class B Shares

                            Net Asset Value
                        -----------------------
                        Beginning         End        Income       Capital Gain       Total
Year Ended               of Year        of Year     Dividends     Distributions     Returns/(1)/
================================================================================================
 8/31/00                $ 63.82         $103.24       $0.00           $0.72           63.58%
------------------------------------------------------------------------------------------------
 8/31/99                  32.12           63.82        0.00            0.88          102.78
------------------------------------------------------------------------------------------------
 8/31/98                  40.17           32.12        0.00            1.96          (15.90)
------------------------------------------------------------------------------------------------
 8/31/97                  27.88           40.17        0.00            0.81           47.94
------------------------------------------------------------------------------------------------
 8/31/96                  32.82           27.88        0.00            2.37           (8.16)
------------------------------------------------------------------------------------------------
 8/31/95                  26.42           32.82        0.00            1.37           30.93
------------------------------------------------------------------------------------------------
 8/31/94                  23.46           26.42        0.00            0.00           12.62
------------------------------------------------------------------------------------------------
 Inception* -- 8/31/93    20.52           23.46        0.00            0.00           14.33+
================================================================================================
  Total                                               $0.00           $8.11
================================================================================================

 9  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Historical Performance -- Class L Shares

                           Net Asset Value
                         --------------------
                         Beginning     End of        Income         Capital Gain          Total
Year Ended                of Year       Year        Dividends       Distributions       Returns(1)
---------------------------------------------------------------------------------------------------
8/31/00                   $ 63.99     $103.54         $0.00              $0.72            63.62%
8/31/99                     32.19       63.99          0.00               0.88           102.87
8/31/98                     40.22       32.19          0.00               1.96           (15.80)
8/31/97                     27.91       40.22          0.00               0.81            47.97
8/31/96                     32.84       27.91          0.00               2.37            (8.12)
8/31/95                     26.42       32.84          0.00               1.37            31.01
8/31/94                     23.47       26.42          0.00               0.00            12.57
Inception* -- 8/31/93       21.14       23.47          0.00               0.00            11.02+
---------------------------------------------------------------------------------------------------
  Total                                               $0.00              $8.11
---------------------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                           Net Asset Value
                         --------------------
                         Beginning     End of        Income         Capital Gain          Total
Year Ended                of Year       Year        Dividends       Distributions       Returns(1)
---------------------------------------------------------------------------------------------------
8/31/00                   $ 68.69     $112.46         $0.00              $0.72            65.42%
8/31/99                     34.13       68.69          0.00               0.88           105.15
8/31/98                     42.07       34.13          0.00               1.96           (14.86)
8/31/97                     28.84       42.07          0.00               0.81            49.64
Inception* -- 8/31/96       31.86       28.84          0.00               2.37           (10.13)+++
---------------------------------------------------------------------------------------------------
  Total                                               $0.00              $6.74
 ---------------------------------------------------------------------------------------------------


 Historical Performance -- Class Z Shares

                           Net Asset Value
                         --------------------
                         Beginning     End of        Income         Capital Gain          Total
Year Ended                of Year       Year        Dividends       Distributions       Returns(1)
---------------------------------------------------------------------------------------------------
8/31/00                   $ 69.63     $114.01         $0.00              $0.72            65.42%
8/31/99                     34.58       69.63          0.00               0.88           105.20
8/31/98                     42.60       34.58          0.00               1.96           (14.86)
8/31/97                     29.20       42.60          0.00               0.81            49.61
8/31/96                     33.88       29.20          0.00               2.37            (7.07)
8/31/95                     26.94       33.88          0.00               1.37            32.38
8/31/94                     23.67       26.94          0.00               0.00            13.81
Inception* -- 8/31/93       20.52       23.67          0.00               0.00            15.35+
---------------------------------------------------------------------------------------------------
  Total                                               $0.00              $8.11
---------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


10  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
Average Annual Total Returns
-------------------------------------------------------------------------------

                                                                          Without Sales Charges(1)
                                                 ---------------------------------------------------------------------------
                                                 Class A          Class B          Class L          Class Y          Class Z
============================================================================================================================
Year Ended 8/31/00                                64.91%           63.58%           63.62%           65.42%           65.42%
----------------------------------------------------------------------------------------------------------------------------
Five Years Ended 8/31/00                          31.60            30.55            30.60              N/A            32.07
----------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 8/31/00                           25.22              N/A              N/A              N/A              N/A
----------------------------------------------------------------------------------------------------------------------------
Inception* through 8/31/00                        19.36            26.77            28.43            34.42++          28.21
============================================================================================================================

                                                                            With Sales Charges(2)
                                                 ---------------------------------------------------------------------------
                                                 Class A          Class B          Class L          Class Y          Class Z
============================================================================================================================
Year Ended 8/31/00                                56.68%           58.58%           60.97%           65.42%           65.42%
----------------------------------------------------------------------------------------------------------------------------
Five Years Ended 8/31/00                          30.26            30.48            30.34              N/A            32.07
----------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 8/31/00                           24.58              N/A              N/A              N/A              N/A
----------------------------------------------------------------------------------------------------------------------------
Inception* through 8/31/00                        19.00            26.77            28.25            34.42++          28.21
============================================================================================================================

-------------------------------------------------------------------------------
Cumulative Total Returns
-------------------------------------------------------------------------------

                                                                                             Without Sales Charges(1)
============================================================================================================================
Class A (8/31/90 through 8/31/00)                                                                     847.75%
----------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 8/31/00)                                                                  539.24
----------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 8/31/00)                                                                  522.15
----------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 8/31/00)                                                                  288.59++
----------------------------------------------------------------------------------------------------------------------------
Class Z (Inception* through 8/31/00)                                                                  598.28
============================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%; respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L, Y and Z shares are October 24, 1983, November 6, 1992, May 13, 1993, October 12, 1995 and November 6, 1992, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Performance calculations for Class Y shares use January 31, 1996 as the inception date since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.



11  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Historical Performance (unaudited)

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Aggressive Growth Fund Inc. vs. Russell 2500 Growth Index+

                           [GRAPH WITH PLOT POINTS]

                          Smith Barney
                        Agressive Growth        Russell 2500
                            Fund Inc.           Growth Index
                        ----------------        ------------
Aug 1990                      9,500                 10,000
Aug 1991                     12,537                 13,508
Aug 1992                     12,234                 14,651
Aug 1993                     15,238                 19,024
Aug 1994                     17,285                 20,146
Aug 1995                     22,808                 24,564
Aug 1996                     21,112                 27,781
Aug 1997                     31,480                 36,543
Aug 1998                     26,709                 30,382
Aug 1999                     54,598                 40,225
Aug 2000                     90,039                 62,801

+ Hypothetical illustration of $10,000 invested in Class A shares on August 31, 1990, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through August 31, 2000. Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



12  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Schedule of Investments                                          August 31, 2000


  SHARES                            SECURITY                           VALUE
================================================================================
COMMON STOCK -- 94.2%
Biotechnology -- 17.3%
    1,400,000  Alkermes, Inc.+@                                     $ 64,750,000
    2,400,000  Amgen Inc.+                                           181,950,000
       22,500  Caliper Technologies Corp.+                             1,397,813
    3,900,000  Chiron Corp.+@                                        210,843,750
      500,000  COR Therapeutics, Inc.+@                               28,125,000
      133,000  Genentech, Inc.+@                                      25,336,500
    2,200,000  Genzyme Corp. -- General Division+@                   165,137,500
      124,257  Genzyme Corp. -- Molecular Oncology Division+           1,739,598
    1,000,287  Genzyme Surgical Products+                             10,252,942
      350,000  IGEN International, Inc.+                               6,650,000
      750,000  ImClone Systems Inc.+@                                 72,281,250
        5,000  Maxygen Inc.+@                                            268,750
      580,000  NABI Inc.+                                              4,712,500
      700,000  Nanogen, Inc.+                                         16,887,500
      200,000  Tularik Inc.+@                                          6,675,000
--------------------------------------------------------------------------------
                                                                     797,008,103
--------------------------------------------------------------------------------
Broadcasting/Cable -- 10.4%
    6,000,000  AT&T Corp. -- Liberty Media Corp., Class A Shares+    128,250,000
    2,025,000  Cablevision Systems Corp., Class A Shares+@           136,181,250
      100,000  Comcast Corp., Class A Shares+@                         3,668,750
    5,000,000  Comcast Corp., Class A Special Shares+                186,250,000
    1,000,000  World Wrestling Federation Entertainment, Inc.+        21,375,000
--------------------------------------------------------------------------------
                                                                     475,725,000
--------------------------------------------------------------------------------
Communications -- 10.6%
    3,280,000  Adaptive Broadband Corp.+                             102,500,000
    3,600,000  Arch Communications Group, Inc.+@                      18,675,000
    3,000,000  AT&T Corp.                                             94,500,000
        4,980  Avanex Corp.+@                                            754,314
    2,025,000  C-COR.net Corp.+                                       39,487,500
      675,072  Nokia Oyj                                              30,293,934
      200,000  The Source Information Management Co.+@                 2,025,000
       10,275  Sycamore Networks, Inc.+@                               1,412,812
       26,000  Time Warner Telecom Inc., Class A Shares+               1,688,375
    1,900,000  TyCom, Ltd.+@                                          79,087,500
    1,736,000  Viacom Inc., Class B Shares+                          116,854,500
--------------------------------------------------------------------------------
                                                                     487,278,935
--------------------------------------------------------------------------------
Computer Hardware -- 2.3%
    5,000,000  Quantum Corp. -- DLT & Storage Systems+                67,812,500
    4,000,000  Quantum Corp. -- Hard Disk Drive+                      39,000,000
--------------------------------------------------------------------------------
                                                                     106,812,500
--------------------------------------------------------------------------------
Computer Software/Internet -- 4.5%
        5,880  Akamai Technologies, Inc.+@                               444,308
    3,000,000  America Online, Inc.+                                 175,875,000
       30,000  Juniper Networks, Inc.+@                                6,412,500
      340,400  Microsoft Corp.+                                       23,764,175
        2,500  webMethods, Inc.+@                                        268,594
--------------------------------------------------------------------------------
                                                                     206,764,577
--------------------------------------------------------------------------------
                      See Notes to Financial Statements.


13  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Schedule of Investments (continued)                             August 31, 2000


   SHARES                         SECURITY                             VALUE
===============================================================================
Diversified Technology -- 0.9%
       35,080   Agilent Technologies, Inc.+                        $  2,115,762
      350,000   Drexler Technology Corp.+                             6,540,625
      689,000   Excel Technology, Inc.+                              25,449,937
      800,000   GenRad, Inc.+                                         7,050,000
-------------------------------------------------------------------------------
                                                                     41,156,324
-------------------------------------------------------------------------------
Drug Delivery/Testing -- 2.3%
      599,500   Advanced Polymer Systems, Inc.+                       2,023,313
      200,000   Albany Molecular Research, Inc.+                      7,150,000
    1,100,000   ALZA Corp.+@                                         83,187,500
      100,000   Biosite Diagnostics Inc.+                             6,956,250
      430,000   Cygnus, Inc.+                                         5,240,625
-------------------------------------------------------------------------------
                                                                    104,557,688
-------------------------------------------------------------------------------
Electronics - Military -- 1.4%
    1,000,000   L-3 Communications Holdings, Inc.+                   59,125,000
      184,900   Tech-Sym Corp.+                                       5,500,775
-------------------------------------------------------------------------------
                                                                     64,625,775
-------------------------------------------------------------------------------
Investment Banking Services/Financial Services -- 8.9%
    1,500,000   Astoria Financial Corp.                              52,687,500
       30,000   The Goldman Sachs Group, Inc.                         3,841,875
    1,700,000   Lehman Brothers Holdings Inc.                       246,500,000
      200,000   Merrill Lynch & Co., Inc.                            29,000,000
      777,000   Neuberger Berman Inc.                                45,988,687
    1,500,000   Roslyn Bancorp, Inc.                                 29,718,750
-------------------------------------------------------------------------------
                                                                    407,736,812
-------------------------------------------------------------------------------
Managed Healthcare Providers -- 4.1%
    2,000,000   UnitedHealth Group Inc.                             189,000,000
-------------------------------------------------------------------------------
Multi-Industry -- 6.2%
    5,000,000   Tyco International Ltd.                             285,000,000
-------------------------------------------------------------------------------
Oil Field Equipment/Services -- 3.7%
    1,425,000   Core Laboratories N.V.+                              27,431,250
    2,000,000   Grant Prideco, Inc.+                                 47,000,000
    2,000,000   Weatherford International, Inc.+@                    93,875,000
-------------------------------------------------------------------------------
                                                                    168,306,250
-------------------------------------------------------------------------------
Pharmaceuticals -- 12.1%
    2,000,000   Forest Laboratories, Inc.+                          195,750,000
    1,600,000   IDEC Pharmaceuticals Corp.+@                        223,400,000
    1,050,000   Isis Pharmaceuticals, Inc.+                          13,715,625
      362,400   Pfizer Inc.                                          15,673,800
      289,931   Pharmacia Corp.@                                     16,979,084
    2,100,000   SICOR Inc.+                                          20,343,750
      800,000   Vertex Pharmaceuticals Inc.+@                        68,000,000
-------------------------------------------------------------------------------
                                                                    553,862,259
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


14   Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Schedule of Investments (continued)                              August 31, 2000



  SHARES                           SECURITY                            VALUE
================================================================================
Semiconductors -- 9.5%
    1,000,000  Cirrus Logic, Inc.+@                               $   30,250,000
    3,280,000  Intel Corp.                                           245,590,000
    1,800,000  Micron Technology, Inc.+@                             147,150,000
        2,877  PMC-Sierra, Inc.+@                                        679,179
      630,000  Standard Microsystems Corp.+                           11,970,000
--------------------------------------------------------------------------------
                                                                     435,639,179
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost -- $1,911,298,791)                            4,323,473,402
================================================================================
WARRANTS+ -- 0.0%
    1,642,028  Arch Communications Group, Inc.,
               Expire 9/1/01 (Cost -- $0)                              1,103,237
================================================================================

   FACE
  AMOUNT                           SECURITY                            VALUE
================================================================================
REPURCHASE AGREEMENTS -- 5.8%
 $165,253,000  Morgan Stanley Dean Witter & Co., 6.58% due 9/1/00;
                 Proceeds at maturity -- $165,283,205;
                 (Fully collateralized by U.S. Treasury Notes,
                 4.25% to 5.75% due 3/31/03 to 8/15/10;
                 Market value -- $168,646,798)                       165,253,000
   98,406,000  Warburg Dillon Read LLC, 6.58% due 9/1/00;
                 Proceeds at maturity -- $98,423,932;
                 (Fully collateralized by U.S. Treasury Notes,
                 5.75% due 6/30/01; Market value -- $100,375,000)     98,406,000
--------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost -- $263,659,000)                                263,659,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $2,174,957,791*)                          $4,588,235,639
================================================================================

+  Non-income producing security.
@  All or a portion of this security is on loan (See Note 5).
*  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


 15  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Statement of Assets and Liabilities                              August 31, 2000


ASSETS:
  Investments, at value (Cost -- $2,174,957,791)                        $ 4,588,235,639
  Cash                                                                            1,153
  Collateral for securities on loan (Note 5)                                642,485,582
  Receivable for Fund shares sold                                            63,370,687
  Dividends and interest receivable                                             768,853
  Receivable for securities sold                                                199,051
---------------------------------------------------------------------------------------
  Total Assets                                                            5,295,060,965
---------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 5)                                   642,485,582
  Payable for securities purchased                                           28,345,716
  Payable for Fund shares purchased                                          25,419,317
  Investment advisory fees payable                                            2,124,360
  Distribution fees payable                                                     918,685
  Administration fees payable                                                   707,958
  Accrued expenses                                                              779,744
---------------------------------------------------------------------------------------
  Total Liabilities                                                         700,781,362
---------------------------------------------------------------------------------------
Total Net Assets                                                        $ 4,594,279,603
=======================================================================================
NET ASSETS:
  Par value of capital shares                                           $       427,781
  Capital paid in excess of par value                                     2,185,824,751
  Accumulated net investment loss                                                (3,179)
  Accumulated net realized loss from security transactions                   (5,247,598)
  Net unrealized appreciation of investments                              2,413,277,848
---------------------------------------------------------------------------------------
Total Net Assets                                                        $ 4,594,279,603
=======================================================================================
Shares Outstanding:
  Class A                                                                    15,661,693
  -------------------------------------------------------------------------------------
  Class B                                                                    14,386,783
  -------------------------------------------------------------------------------------
  Class L                                                                     6,720,498
  -------------------------------------------------------------------------------------
  Class Y                                                                     1,947,937
  -------------------------------------------------------------------------------------
  Class Z                                                                     4,061,231
  -------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                $110.53
  -------------------------------------------------------------------------------------
  Class B *                                                                     $103.24
  -------------------------------------------------------------------------------------
  Class L **                                                                    $103.54
  -------------------------------------------------------------------------------------
  Class Y (and redemption price)                                                $112.46
  -------------------------------------------------------------------------------------
  Class Z (and redemption price)                                                $114.01
  -------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.27%of net asset value per share)              $116.35
  -------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)             $104.59
=======================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.


 16  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Statement of Operations                      For the Year Ended August 31, 2000


INVESTMENT INCOME:
  Dividends                                                          $4,765,938
  Interest                                                            8,903,940
  Less: Foreign withholding tax                                          (5,554)
-------------------------------------------------------------------------------
  Total Investment Income                                            13,664,324
-------------------------------------------------------------------------------

EXPENSES:
  Investment advisory fees (Note 2)                                  17,040,650
  Distribution fees (Note 2)                                         15,301,094
  Administration fees (Note 2)                                        5,680,217
  Shareholder and system servicing fees                               1,973,750
  Registration fees                                                     479,097
  Shareholder communications                                            283,101
  Custody                                                               120,128
  Audit and legal                                                        59,442
  Directors' fees                                                        46,887
  Other                                                                  22,599
-------------------------------------------------------------------------------
Total Expenses                                                       41,006,965
-------------------------------------------------------------------------------
Net Investment Loss                                                 (27,342,641)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              26,752,484
    Cost of securities sold                                          18,868,642
-------------------------------------------------------------------------------
  Net Realized Gain                                                   7,883,842
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                               988,026,361
    End of year                                                   2,413,277,848
-------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                         1,425,251,487
-------------------------------------------------------------------------------
Net Gain on Investments                                           1,433,135,329
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                           $1,405,792,688
===============================================================================


                      See Notes to Financial Statements.


 17 Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Statements of Changes in Net Assets                                          For the Years Ended August 31,

                                                                              2000                    1999
===============================================================================================================
OPERATIONS:
  Net investment loss                                                   $   (27,342,641)        $   (13,173,101)
  Net realized gain                                                           7,883,842              25,368,533
  Increase in net unrealized appreciation                                 1,425,251,487             739,882,957
---------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                  1,405,792,688             752,078,389
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains                                                        (19,298,815)            (18,185,655)
---------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                 (19,298,815)            (18,185,655)
---------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                                        6,059,981,046           2,547,281,021
  Net asset value of shares issued for reinvestment of dividends             16,911,248              15,315,896
  Cost of shares reacquired                                              (4,533,463,976)         (2,311,458,577)
---------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                     1,543,428,318             251,138,340
---------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                    2,929,922,191             985,031,074

NET ASSETS:
  Beginning of year                                                       1,664,357,412             679,326,338
---------------------------------------------------------------------------------------------------------------
  End of year*                                                           $4,594,279,603         $ 1,664,357,412
===============================================================================================================
*  Includes accumulated net investment loss of:                                 $(3,179)               $(2,095)
===============================================================================================================

                      See Notes to Financial Statements.


 18  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies

The Smith Barney Aggressive Growth Fund Inc. ("Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $19,323,619 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.60% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended August 31, 2000, the Fund paid transfer agent fees of $5,000 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended August 31, 2000, SSB and its affiliates received $95,150 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first


 19 Smith Barney Aggressive Growth Fund | 2000 Annual Report to Shareholders year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2000, SSB and CFBDS received sales charges of $9,995,000 and $3,335,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                              Class A             Class B            Class L
================================================================================
CDSCs                         $27,000             $624,000           $93,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended August 31, 2000, total Distribution Plan fees were as follows:

                              Class A             Class B            Class L
================================================================================
Distribution Plan Fees       $2,730,890          $8,893,499         $3,676,705
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended August 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $1,345,325,923
--------------------------------------------------------------------------------
Sales                                                                 26,752,484
================================================================================

At August 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                    $2,442,614,156
Gross unrealized depreciation                                       (29,336,308)
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $2,413,277,848
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.



 20  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

At August 31, 2000, the Fund loaned common stocks having a value of approximately $637,283,324 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
  Bank Brussels Lambert, 6.67% due 9/1/00                           $ 67,842,590
  Barclays, 6.63% due 9/1/00                                          88,402,006
  Barclays DeZoete, 6.66% due 9/1/00                                  85,540,657
  Chase Manhattan Bank, 6.69% due 9/1/00                              85,540,657
  Wells Fargo Bank, 6.66% due 9/1/00                                 224,819,492
Certificates of Deposit:
  Comerica Bank, 5.86% due 2/14/01                                     3,816,294
Floating Rate Notes:
  AMSouth Bank, 5.73% due 1/25/01                                     15,867,557
  Bank One Corp., 6.68% due 7/2/01                                     3,509,978
  Bear Stearns, 6.68% due 7/13/01                                     11,603,199
  Commerzbank AG, 5.89% due 3/12/01                                   11,066,310
  First Union National Bank, 6.51% due 5/21/01                         7,368,016
  First Union National Bank, 6.61% due 5/23/01                         1,970,192
  Key Bank Corp., 5.88% due 2/14/01                                    8,801,149
  Morgan Stanley, 5.75% due 11/2/00                                    2,185,145
  Sigma Finance Corp., 6.02% due 9/14/00                              15,688,726
  Sigma Finance Corp., 6.48% due 11/6/00                               3,325,111
  Sigma Finance Corp., 6.63% due 12/4/00                               5,138,503
--------------------------------------------------------------------------------
Total                                                               $642,485,582
================================================================================

Interest income earned by the Fund from securities lending for the year ended August 31, 2000 was $637,889.

6. Capital Shares

At August 31, 2000, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At August 31, 2000, total paid-in capital amounted to the following for each class:

                             Class A         Class B           Class L         Class Y        Class Z
========================================================================================================
Total Paid-in Capital     $671,249,807     $837,871,708     $429,775,798     $3,440,257     $243,914,962
========================================================================================================


 21  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                                              Year Ended                             Year Ended
                                                            August 31, 2000                         August 31, 1999
                                                    ---------------------------------       ---------------------------------
                                                      Shares              Amount              Shares              Amount
=============================================================================================================================
Class A
Shares sold                                          51,766,850       $ 4,574,819,783        37,325,388       $ 2,050,528,985
Shares issued on reinvestment                           107,901             7,386,889           171,626             7,692,276
Shares reacquired                                   (46,401,451)       (4,087,260,703)      (36,082,392)       (1,981,741,151)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase                                          5,473,300       $   494,945,969         1,414,622       $    76,480,110
=============================================================================================================================
Class B
Shares sold                                          10,704,397       $   879,136,034         6,945,414       $   357,939,766
Shares issued on reinvestment                            87,740             5,647,804           115,516             4,910,603
Shares reacquired                                    (3,771,237)         (297,215,302)       (5,479,074)         (273,687,067)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase                                          7,020,900       $   587,568,536         1,581,856       $    89,163,302
=============================================================================================================================
Class L
Shares sold                                           4,852,659       $   416,240,720         1,039,798       $    56,111,076
Shares issued on reinvestment                            31,371             2,025,004            39,585             1,686,340
Shares reacquired                                      (691,430)          (58,262,033)         (580,589)          (28,676,180)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase                                          4,192,600       $   360,003,691           498,794       $    29,121,236
=============================================================================================================================
Class Y
Shares sold                                             276,407       $    25,659,145           124,511       $     5,795,983
Shares issued on reinvestment                                --                    --                --                    --
Shares reacquired                                      (837,798)          (79,609,972)         (242,792)          (16,000,000)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease                                           (561,391)      $   (53,950,827)         (118,281)      $   (10,204,017)
=============================================================================================================================
Class Z
Shares sold                                           1,714,770       $   164,125,364         1,413,441       $    76,905,211
Shares issued on reinvestment                            26,286             1,851,551            22,343             1,026,677
Shares reacquired                                      (119,797)          (11,115,966)         (214,783)          (11,354,179)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase                                          1,621,259       $   154,860,949         1,221,001       $    66,577,709
=============================================================================================================================


22   Smith Barney Aggressive Growth Fund  | 2000 Annual Report to Shareholders

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended August 31, except where noted:

Class A Shares                                    2000/(1)/       1999/(1)/         1998            1997            1996
===========================================================================================================================
Net Asset Value, Beginning of Year              $    67.73      $    33.78      $    41.80      $    28.76      $    33.53
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                (0.59)          (0.48)          (0.42)          (0.33)          (0.31)
  Net realized and unrealized gain (loss)            44.11           35.31           (5.64)          14.18           (2.09)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  43.52           34.83           (6.06)          13.85           (2.40)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                 (0.72)          (0.88)          (1.96)          (0.81)          (2.37)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.72)          (0.88)          (1.96)          (0.81)          (2.37)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $   110.53      $    67.73      $    33.78      $    41.80      $    28.76
---------------------------------------------------------------------------------------------------------------------------
Total Return                                         64.91%         104.42%         (15.16)%         49.11%          (7.44)%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $1,731,025      $  690,142      $  296,376      $  333,877      $  252,531
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                            1.14%           1.18%           1.21%           1.21%           1.30%
  Net investment loss                                (0.66)          (0.89)          (0.97)          (0.93)          (0.97)
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  1%              8%              7%              6%             13%
===========================================================================================================================


Class B Shares                                    2000/(1)/       1999/(1)/         1998            1997            1996
===========================================================================================================================
Net Asset Value, Beginning of Year              $    63.82      $    32.12      $    40.17      $    27.88      $    32.82
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                (1.23)          (0.87)          (0.66)          (0.56)          (0.53)
  Net realized and unrealized gain (loss)            41.37           33.45           (5.43)          13.66           (2.04)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  40.14           32.58           (6.09)          13.10           (2.57)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                 (0.72)          (0.88)          (1.96)          (0.81)          (2.37)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.72)          (0.88)          (1.96)          (0.81)          (2.37)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $   103.24      $    63.82      $    32.12      $    40.17      $    27.88
---------------------------------------------------------------------------------------------------------------------------
Total Return                                         63.58%         102.78%         (15.90)%         47.94%          (8.16)%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $1,485,305      $  470,141      $  185,808      $  197,559      $  136,322
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                            1.94%           2.00%           2.02%           2.01%           2.07%
  Net investment loss                                (1.47)          (1.70)          (1.78)          (1.73)          (1.75)
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  1%              8%              7%              6%             13%
===========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


 23  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, except where noted:

Class L Shares                                  2000/(1)/       1999/(1)/       1998/(2)/       1997            1996
===========================================================================================================================
Net Asset Value, Beginning of Year              $  63.99        $  32.19        $  40.22        $  27.91        $  32.84
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                              (1.24)          (0.84)          (0.68)          (0.59)          (0.53)
  Net realized and unrealized gain (loss)          41.51           33.52           (5.39)          13.71           (2.03)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                40.27           32.68           (6.07)          13.12           (2.56)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                               (0.72)          (0.88)          (1.96)          (0.81)          (2.37)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.72)          (0.88)          (1.96)          (0.81)          (2.37)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $ 103.54        $  63.99        $  32.19        $  40.22        $  27.91
---------------------------------------------------------------------------------------------------------------------------
Total Return                                       63.62%         102.87%         (15.80)%         47.97%          (8.12)%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $695,844        $161,784        $ 65,312        $ 77,297        $ 63,786
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.94%           1.94%           1.97%           1.97%           2.06%
  Net investment loss                              (1.46)          (1.64)          (1.73)          (1.68)          (1.75)
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                1%              8%              7%              6%             13%
===========================================================================================================================


Class Y Shares                                  2000/(1)/       1999/(1)/       1998            1997            1996/(3)/
===========================================================================================================================
Net Asset Value, Beginning of Year              $  68.69        $  34.13        $  42.07        $  28.84        $  31.86
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                              (0.30)          (0.29)          (0.25)          (0.16)          (0.12)
  Net realized and unrealized gain (loss)          44.79           35.73           (5.73)          14.20           (0.53)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                44.49           35.44           (5.98)          14.04           (0.65)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                               (0.72)          (0.88)          (1.96)          (0.81)          (2.37)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.72)          (0.88)          (1.96)          (0.81)          (2.37)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $ 112.46        $  68.69        $  34.13        $  42.07        $  28.84
---------------------------------------------------------------------------------------------------------------------------
Total Return                                       65.42%         105.15%         (14.86)%         49.64%         (10.13)%*++
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $219,074        $172,385        $ 89,675        $158,146        $ 58,641
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.82%           0.82%           0.85%           0.84%           0.84%+
  Net investment loss                              (0.34)          (0.53)          (0.62)          (0.56)          (0.49)+
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                1%              8%              7%              6%             13%
===========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from October 12, 1995 (inception date) to August 31, 1996.
 * Performance for Class Y shares is for the period from January 31, 1996 to August 31, 1996 since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


 24  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, except where noted:

Class Z Shares                                         2000(1)         1999(1)          1998            1997            1996
=============================================================================================================================
Net Asset Value, Beginning of Year                     $69.63          $34.58          $42.60          $29.20          $33.88
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                   (0.32)          (0.30)          (0.28)          (0.20)          (0.20)
  Net realized and unrealized gain (loss)               45.42           36.23           (5.78)          14.41           (2.11)
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     45.10           35.93           (6.06)          14.21           (2.31)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                    (0.72)          (0.88)          (1.96)          (0.81)          (2.37)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (0.72)          (0.88)          (1.96)          (0.81)          (2.37)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $114.01          $69.63          $34.58          $42.60          $29.20
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                             65.42%        105.20%         (14.86)%         49.61%          (7.07)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $463,032        $169,905         $42,155         $43,553         $30,837
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                               0.83%           0.82%           0.85%           0.85%           0.93%
  Net investment loss                                   (0.35)          (0.51)          (0.62)          (0.57)          (0.61)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     1%              8%              7%              6%             13%
=============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.



25   Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Independent Auditors' Report


The Shareholders and Board of Directors of
Smith Barney Aggressive Growth Fund Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Aggressive Growth Fund Inc. as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Aggressive Growth Fund Inc. as of August 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/ KPMG LLP

New York, New York
October 15, 2000

26  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

Tax Information (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 2000:

    . Total long-term capital gain distributions paid of $19,299,649



27  Smith Barney Aggressive Growth Fund  |  2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

SMITH BARNEY
AGGRESSIVE GROWTH FUND INC.

DIRECTORS
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Richard A. Freeman
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
AND ADMINISTRATOR
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Aggressive Growth Fund Inc.

This report is submitted for the general information of shareholders of Smith Barney Aggressive Growth Fund Inc., but it may also be used as sales literature when preceeded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after November 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds




[SALOMON SMITH BARNEY LOGO]
A member of citigroup

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

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